UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

HNI Corporation
(Exact name of registrant as specified in its charter)

Iowa	001-14225	42-0617510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

600 East Second Street
P. O. Box 1109
Muscatine, Iowa 52761-0071
(Address of principal executive offices)
(Zip Code)

(563) 272-7400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HNI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “Commission”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by HNI Corporation (“HNI” or the “Company”) on June 1, 2023, regarding the completion of the merger of Ozark Merger Sub, Inc., an Indiana corporation and a wholly-owned subsidiary of HNI (“Merger Sub”), with and into Kimball International, Inc. (“Kimball”), with Kimball surviving the merger (the “Merger”) as a wholly owned subsidiary of HNI on June 1, 2023, pursuant to the Agreement and Plan of Merger, dated as of March 7, 2023, by and among HNI, Merger Sub, and Kimball.

As noted below, HNI has determined that the financial statements of Kimball are not required in the Current Report on Form 8-K, as amended by this Current Report on Form 8-K/A, because “substantially the same” information was previously reported, as contemplated under Rule 12b-2 of the Securities Exchange Act of 1934, as amended, in the Joint Proxy Statement/Prospectus forming a part of HNI’s Registration Statement on Form S-4, as amended (File No. 333- 271298), initially filed on April 17, 2023 and declared effective by the Commission on April 27, 2023 (the “Registration Statement”).

Item 9.01.	Financial Statements and Exhibits

 (a) Financial Statements of Business Acquired.

Pursuant to General Instruction B.3 of Form 8-K, the financial statements of the acquired company, Kimball, are not required in the Current Report on Form 8-K, as amended by this Current Report on Form 8-K/A, because “substantially the same” financial statements were previously filed in the Registration Statement.

(b) Pro forma financial information.

The unaudited pro forma combined condensed statements of income for the year ended December 31, 2022 and the three months ended April 1, 2023, giving effect to the Merger as if it had been consummated on January 2, 2022, the first day of the Company’s 2022 fiscal year, the unaudited pro forma combined condensed balance sheet as of April 1, 2023, giving effect to the Merger as if it had been consummated on April 1, 2023, and the related notes are attached as Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

2.1*†
Agreement and Plan of Merger, by and among HNI Corporation, Ozark Merger Sub, Inc. and Kimball International, Inc., dated as of March 7, 2023 (incorporated by reference herein by reference to Exhibit 2.1 to HNI Corporation’s Current Report on Form 8-K, filed on March 10, 2023).

10.1*
First Additional Loan Amendment to Term Loan Credit Agreement, by and among HNI Corporation, certain domestic subsidiaries of HNI, as guarantors, certain lenders and Wells Fargo Bank, National Association, as administrative agent, dated as of May 25, 2023.

10.2*
First Additional Loan Amendment to Fourth Amended and Restated Credit Agreement, by and among HNI Corporation, certain domestic subsidiaries of HNI, as guarantors, certain lenders and Wells Fargo Bank, National Association, as administrative agent, dated as of June 1, 2023.

99.1*	Joint Press Release issued by HNI and Kimball, dated June 1, 2023.
99.2
The unaudited pro forma combined condensed statements of income for the year ended December 31, 2022 and the three months ended April 1, 2023 and the unaudited pro forma condensed combined balance sheet as of April 1, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Previously filed as an exhibit to the Original Filing
†Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, and HNI agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request; provided that HNI may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2023	HNI Corporation

	By:	/s/ Marshall H. Bridges
	Name:	Marshall H. Bridges
	Title:	Senior Vice President and Chief Financial Officer